Impairment charges	12 Months Ended
Dec. 31, 2020
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment charges
6 Impairment charges

	Note	Pre-tax amount 2020 US$m	Taxation 2020 US$m	Non-controlling interest 2020 US$m	Net amount 2020 US$m	Pre-tax amount 2019 US$m	Pre-tax amount 2018 US$m
Aluminium – Pacific Aluminium		(489)	17	—	(472)	—
Aluminium – Sohar		(220)	—	—	(220)	—	—
Aluminium – ISAL		(93)	(38)	—	(131)	(109)	(123)
Copper & Diamonds – Diavik		(441)	149	—	(292)	—
Copper & Diamonds – Oyu Tolgoi		—	—	—	—	(2,240)	—
Aluminium - Yarwun alumina refinery		—	—	—	—	(1,138)	—
Energy & Minerals – Rössing		—	—	—	—	—	(9)
Total impairment charge		(1,243)	128	—	(1,115)	(3,487)	(132)

Allocated as:
Intangible assets	13	(4)				(1)	(2)
Property, plant and equipment	14	(900)				(3,486)	(130)
Investment in equity accounted units ("EAUs")		(339)				—	—
Total impairment charge		(1,243)				(3,487)	(132)
Comprising:
Impairment charges of consolidated balances					(904)	(3,487)	(132)
Impairment charges related to EAUs (pre-tax)					(368)	—	—
Total impairment charge					(1,272)	(3,487)	(132)
Taxation (including related to EAUs)					157	323	25
Non-controlling interests					—	1,506	3
Total impairment in the income statement					(1,115)	(1,658)	(104)
Aluminium – Pacific Aluminium, Australia and New Zealand
On 9 July 2020, we announced the conclusion of the NZAS strategic review and gave Meridian Energy 14 months' notice for the termination of the power contract. As a result of the decision to wind-down operations an impairment trigger was identified. The net present value of post-tax cash flows over the remaining life for this cash-generating unit (CGU) was negative and therefore the non-current assets of the smelter were fully impaired. On 14 January 2021 a new agreement was reached with Meridian Energy in relation to power prices, allowing NZAS to continue operating the Tiwai Point aluminium smelter until December 2024. The extension allows time for detailed closure studies to be completed and for NZAS to support the government and Southland community in planning for the future. We have evaluated and concluded that these updated circumstances are not a trigger for impairment reversal.
The high operating costs and challenging outlook for the aluminium industry have also resulted in impairment triggers being identified at the Bell Bay aluminium smelter in Tasmania, Australia and at Boyne Smelter in Queensland, Australia at 30 June 2020. Bell Bay has a power contract to 2025 with Hydro Tasmania and with the current market context the forecast net present value of cash flows over that period was negative. The property, plant and equipment of the Bell Bay smelter was therefore fully impaired. We determined the recoverable amount for our share of the Boyne Smelter CGU which also includes the Gladstone Power Station as US$273 million based on post-tax cash flows expressed in real terms and discounted at 6.6%. Accordingly our share of impairment after tax in the equity accounted unit was US$119 million (US$148 million pre-tax) related to the smelter and US$26 million (US$36 million pre-tax) related to the power station.

Aluminium – Sohar
In 2020, the challenging outlook for the Middle Eastern aluminium industry was identified as an impairment trigger at the Sohar aluminium smelter in Oman, an equity accounted unit of the Group.
At 30 September 2020 we determined the recoverable amount for our share of the Sohar CGU to be US$258 million based on post-tax cash flows expressed in real terms and discounted at 7.6%. Accordingly our share of impairment after tax in the equity accounted unit was US$220 million.
6 Impairment charges continued
Aluminium – ISAL smelter, Iceland
In 2018, we reached agreement with Hydro to sell the ISAL smelter in Iceland, our 53.3% interest in the Aluchemie anode plant in the Netherlands and our 50% share in the Aluminium fluoride plant in Sweden (ISAL). The anticipated headline sales price of US$345 million was lower than the carrying value of these assets, leading us to recognise an impairment charge of US$123 million. This was based on a fair value less cost of disposal (FVLCD) model, against property, plant and equipment and acquired software. Subsequently, Hydro withdrew its offer.
In 2019, these assets no longer met the accounting criteria to be classified as assets held for sale. Accordingly these non-current assets were tested for impairment. We calculated the recoverable amount for the CGUs based on the IAS 36 value-in-use methodology by reference to the net present value of post-tax cash flows expressed in real terms and discounted at 6.9%. These were US$302 million for the CGU comprising ISAL and Aluchemie and US$46 million for Alufluor. This resulted in a pre-tax impairment charge of US$109 million allocated to property, plant and equipment and intangibles in the ISAL and Aluchemie CGU.
In February 2020 we announced a strategic review of the ISAL smelter in Iceland and the challenging market conditions were identified as an impairment trigger. The net present value of cash flows projected over the remaining life for this CGU did not support retaining any carrying value for the non-current assets of the CGU, which were fully impaired following a pre-tax impairment charge of US$204 million in the first half of 2020.
During subsequent negotiations Landsvirkjun tabled an improved offer for power delivery, restoring the competitiveness of the smelter over its remaining life. We have concluded these updated circumstances, represent an indicator of partial impairment reversal. When combined with improved pricing since the half year we have calculated a recoverable amount of US$139 million based on the IAS 36 fair value less cost of disposal (FVLCD) methodology, discounted using a post-tax discount rate of 6.6% expressed in real terms. As a result we have reversed previously recorded pre-tax impairment of US$111 million reflected as an adjustment to the impairment charge recognised in the first half of 2020.
Copper & Diamonds – Diavik, Canada
The COVID-19 pandemic has significantly disrupted the global demand for diamonds with many countries restricting the movement of citizens and closing retail outlets. Our 40% joint venture partner at the Diavik diamond mine filed for creditor protection in April 2020 and has since defaulted on its cash calls. Together these circumstances were identified as an impairment trigger. The net present value of post-tax cash flows projected over the remaining life of the Diavik diamond mine to 2025 did not support retaining any carrying value for the property, plant and equipment and intangible assets of the CGU, which have therefore been fully impaired.
Copper & Diamonds – Oyu Tolgoi, Mongolia
On 16 July 2019 we announced that the first sustainable production from the Oyu Tolgoi underground project could be delayed by 16 to 30 months compared with the original feasibility study guidance in 2016. We also announced that development capital spend for the project may increase by between US$1.2 billion and US$1.9 billion in excess of the US$5.3 billion previously disclosed.
We identified these matters as an impairment trigger and prepared an assessment of the recoverable amount for the CGU at 30 June 2019 using a FVLCD model, as prescribed by IAS 36 “Impairment of Assets”.
In arriving at a recoverable amount, as at 30 June 2019, we estimated post-tax cash flows expressed in real terms over the current life of mine plus anticipated future expansions, utilising mineral resources. The mineral resources incorporate almost two billion tonnes of ore, which contributes approximately 20% to the total recoverable amount. We discounted the cash flows using a post-tax discount rate of 8.3% expressed in real terms. Due to the inputs used, the recoverable amount of the Oyu Tolgoi CGU was classified as level 3 under the fair value hierarchy.
At 30 June 2019 we determined the recoverable amount to be US$8.3 billion on a post-tax basis which resulted in a pre-tax impairment charge of US$2.2 billion (100% basis). This was allocated to mining properties and the underground development assets under construction. The net adjustment to tax represented an increase to deferred tax assets of US$320 million for the temporary difference corresponding to the impairment and a decrease in deferred tax assets of US$359 million for tax losses that were expected to expire without utilisation.
Since June 2019, the carrying value of Oyu Tolgoi on the same basis has increased to US$10.1 billion (100% basis), mainly due to capital expenditure completed in the interim. The execution of this capital expenditure also results in a corresponding increase in the value of the asset over this period. Prior to completion of the underground project, the net present value of cash flows also increases by approximately US$1.1 billion per annum due to unwinding of the discount for the time value of money. Such valuation increases are not indicative of impairment reversal.
On 16 December 2020 we confirmed the completion of the Definitive Estimate and selection of a preferred development option for the Oyu Tolgoi underground project. Development capital assumptions of US$6.75 billion and forecast sustainable production by October 2022 incorporate the impacts of COVID-19. The latest information is within the range of assumptions used to calculate the CGU's recoverable amount in the most recent impairment test, described above, and is not indicative of an impairment loss. The next major milestone for the project development is the undercut, scheduled for mid-2021, which initiates the caving process. Study work also continues on the Panel 1 and Panel 2 sections of the underground, with initial recommendations expected mid-2021. These studies will also consider options and associated costs to recover the copper and gold contained within the pillars added to the mine design of Panel 0.
On 4 January 2021, the Government of Mongolia advised Rio Tinto that they were dissatisfied with the results of the Definitive Estimate and the funding implications for the sharing of economic benefits between the shareholders of Oyu Tolgoi LLC. The Government has also stressed the importance of achieving a comprehensive solution which addresses the social issues of importance to Mongolia, such as water usage and the tax matters which have been referred to International Arbitration. We are engaging with the Government in relation to the definitive estimate and are in active discussions with them to address and close all outstanding issues and increase the project's benefit to all stakeholders. Should future negotiations with the Government of Mongolia result in changes to the operating cash profile of the assets, an impairment test may be necessary.
The funding of equity contributions to the project have been accounted for in accordance with the accounting policy in note 1 (xii) and additional information regarding the lending certificates and non-controlling interests are provided in note 32.

Aluminium – Yarwun alumina refinery
In 2019, our annual impairment assessment of the Yarwun CGU resulted in a pre-tax impairment charge of US$1,138 million to property, plant and equipment as a result of this CGU being assessed on a stand-alone basis for the first time and a 30% year-on-year reduction in the spot price of alumina to US$275/t at 31 December 2019.

In 2020, we continued to monitor the Yarwun CGU closely for additional indicators of impairment given the limited headroom as a consequence of previous impairment, together with the sensitivity of the valuation to movements in the alumina price and headwinds faced by the aluminium sector since the onset of the COVID-19 pandemic.
We have considered the impact of recent volatility in the alumina spot price through 2020, noting its recovery from a low of US$226/t in June 2020 to over US$300/t by the end of the year, as well as valuation upside attributable to a reduction in input costs over the period under review. No impairment triggers have been identified in 2020 and the carrying value remains supportable.